Exhibit 99.1

ACCELERATE DIAGNOSTICS INVESTOR PRESNTATION Jack Phillips President & CEO Accelerate Diagnostics, Inc May 2023

The information contained herein has been prepared by Accelerate Diagnostics, Inc. and its affiliates (the “Company”) and is highly confidential and proprietary information and may not be disclosed by the recipient to any other person or entity without the explicit written permission of the Company. The Company is providing this presentation to interested parties for informational purposes only in connection with your evaluation of a potential transaction involving a potential equity or debt transaction and shall not be used or relied upon for any other purpose, including without limitation any other public-equity financing or other transaction involving the Company. By receiving this information, the recipient expressly agrees to (1) maintain the confidentiality of all the material and information herein, (2) use any such material and information in accordance with its compliance policies, contractual obligations and applicable law, including federal and state securities laws, (3) use this presentation for the sole purpose of evaluating the Company and (4) not copy, reproduce, distribute, forward or disclose this presentation or any portion hereof, in whole or in part, without the prior consent of the Company. No representations or warranties, express or implied, are made as to, and no reliance should be placed on, the information presented or contained in these materials. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. In the absence of an effective registration statement filed with the Securities and Exchange Commission (the “SEC”), any securities in the Company, when and if offered for sale, will be offered pursuant to a valid private placement exemption from the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and only on the basis of representations and warranties, if any, contained in the definitive documentation with respect to any such transaction. Any investors in such an offering may be required to make representations regarding its or their status and to acknowledge that none of the securities will be registered under the Securities Act and that any securities issued by the Company cannot be resold absent registration or the availability of an exemption there from. The recipient should consult its own counsel, tax advisors and financial advisors as to the legal and related matters concerning the matters described herein. By reviewing this presentation, the recipient confirms that it is not relying upon the information contained herein to make any decision. Forward-Looking Statements This presentation contains, and the Company’s responses to various questions from investors may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company intends that such forward-looking statements be subject to the safe harbors created thereby. These forward-looking statements, which can be identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” or “continue,” or variations thereon or comparable terminology, include but are not limited to, statements about the Company’s future development plans and growth strategy, including plans and objectives relating to its future operations, products and performance; financial projections, including the Company’s projected long-term financial model and forecast; projections as to when certain key business milestones may be achieved; expectations regarding the potential or benefits of the Company’s products and technologies; projections of future demand for the Company’s products and the growth of the market for its products; the Company’s estimates as to the size of its market opportunity; the Company’s competitive position and estimates of time reduction to results; the Company’s continued investment in new product development to both enhance its existing products and bring new ones to market; the anticipated impacts from the COVID-19 pandemic on the Company, including to its business, results of operations, cash flows and financial position, as well as its future responses to the COVID-19 pandemic; the Company’s expectations relating to current supply chain impacts and inflationary pressures, including its belief that it currently has sufficient inventory of Accelerate Pheno system instruments to limit the impact of cost increases on such devices; the Company’s expectations regarding its commercial partnership with Becton, Dickinson and Company (“BD”), including anticipated benefits from such collaboration; the Company’s expectations and plans relating to regulatory approvals and submissions, including with respect to the U.S. Food and Drug Administration (“FDA”) and its Accelerate Arc product, Wave instrument and Positive Blood Culture (PBC) Gram Negative assay; the Company’s liquidity and capital requirements, including, without limitation, as to its ability to continue as a going concern; and the Company’s plans and expectations relating to the terms and consummation of the restructuring transactions contemplated by its restructuring support agreement, including, but not limited to, the anticipated issuance of significant amounts of common stock and securities convertible into significant amounts of common stock and the resulting impact to its capital structure. In addition, all statements other than statements of historical facts that address activities, events, or developments the Company expects, believes, or anticipates will or may occur in the future, and other such matters, are forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the effects and duration of the COVID-19 pandemic; interest rate movements; local, regional, national and global economic performance; competitive factors; government policy changes; disruptions in the Company’s supply chain, shipping, logistics or manufacturing processes; the demand for Rapid ID/AST products; the Company’s ability to drive conversion of the market to rapid/digital testing; quality and performance of the Company’s current and future products; the Company’s ability to complete development, obtain regulatory approval, and successfully launch the commercialization of its future products; the Company’s ability to convert commercial momentum into sales and implementations; the Company’s ability to realize the benefits contemplated by its commercial partnership with BD; risks related to the Company’s technology, intellectual property and infrastructure; any material market changes and trends that could affect the Company's business strategy; and difficulties in resolving the Company’s continuing financial condition and ability to obtain additional capital to meet its financial obligations, including, without limitation, difficulties in obtaining adequate capital resources to fund its operations and whether it will be successful in consummating the restructuring transactions contemplated by its restructuring support agreement. For further discussion of factors that could materially affect the outcome of the Company’s forward-looking statements and its future results and financial condition, see the section entitled “Risk Factors” in the Company’s various filings with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K. The Company cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this investor presentation. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. Cautionary Note Regarding Projections The financial projections, prospective financial information and forecasts (collectively, the “Projections”) included in this presentation were not prepared with a view towards public disclosure or compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for the presentation and preparation of “prospective financial information.” The Company generally does not publicly disclose detailed prospective financial information. The Projections were prepared for the internal use of the Company and were provided pursuant to certain confidentiality agreements for the limited purpose of providing information in connection with the Company’s discussions relating to the restructuring transactions contemplated by its restructuring support agreement. The Projections have been prepared by, and are the responsibility of, the Company’s management. The Projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States (“GAAP”). Neither the independent registered public accounting firm of the Company nor any other independent accountant has audited, reviewed, examined, compiled, or performed any procedures with respect to the Projections and, accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the Projections. The inclusion of the Projections should not be regarded as an indication that the Company or any other person considered, or now consider, the Projections to be a reliable prediction of future events, and does not constitute an admission or representation by any person that the expectations, beliefs, opinions, and assumptions that underlie such forecasts remain the same following the date of this presentation, and readers are cautioned not to place undue reliance on the prospective financial information. The estimates and assumptions underlying the Projections are subject to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately and many of which are beyond the control of the Company and may not prove to be accurate. The Projections do not reflect future changes in general business or economic conditions, or any other transaction or event that may occur and that was not anticipated at the time this information was prepared. The Projections are not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the Projections will be achieved. The Projections are forward-looking in nature. Further, the Projections relate to multiple future years and such information by its nature becomes less predictive with each succeeding day. Accordingly, the Company cannot provide any assurance that the Projections will be realized; actual future financial results will vary from such forward-looking information and may vary materially. The above considerations should be taken into account in reviewing the Projections, which were prepared as of an earlier date. See also “Forward-Looking Statements” above. Use of Non-GAAP Financial Measures The information furnished in the presentation includes certain forward-looking non-GAAP financial measures, such as EBITDA, EBITDA margin and Unlevered Free Cash Flow, that differ from measures calculated in accordance with GAAP. EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. EBITDA margin is EBITDA divided by total revenue. Unlevered Free Cash Flow is EBITDA less changes in net working capital and capital expenditures. The Company also presents research and development expenses, sales, general and administrative expenses, operating profit and EBITDA, in each case, excluding non-cash stock-based compensation expense, on a forward-looking basis. These non-GAAP measures are in addition to, and not a substitute for or superior to, financial measures prepared in accordance with GAAP and should be considered in conjunction with, the Company’s historical GAAP financial measures. The non-GAAP financial measures presented in this presentation may differ from similar measures used by other companies. Due to the uncertainty and inherent difficulty in predicting the occurrence, financial impact and/or the periods in which non-GAAP adjustments may be recognized, the Company is unable to provide reconciliations of the forward-looking non-GAAP measures included in this presentation without unreasonable efforts. Such non-GAAP adjustments may be significant. See also “Forward-Looking Statements” and “Cautionary Note Regarding Projections” above. Trademarks The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law. Further, none of these companies are affiliated with the Company in any manner. 2 Legal Disclaimer 2

Accelerate created the rapid microbiology testing market: first FDA approval, strong IP, notable customers, dozens of publications, and high clinical impact. New commercial partnership with Becton Dickinson driving near-term commercial momentum with Accelerate Pheno® and Accelerate Arc™ Next generation Antimicrobial Susceptibility Testing (AST) platform, Wave, expands ~15x lab testing volumes and lab wallet-share by offering both Positive Blood Culture (PBC) and Isolated Colony (Isolates) on single instrument Lowered overall debt and extended maturities 3.5 years, simplified capital structure and secured incremental $24M to drive near-term shareholder value Executive Summary 3

Grow Market Share Deliver Innovation Corporate Strategic Priorities Financial Strength Driven by Great People, working as One Team, aligned by a common Culture 4

Target Market & Accelerate’s Solutions 5

Antimicrobial resistance & sepsis pose an on-going and escalating threat to healthcare

Substantial market awaits disruption for rapid susceptibility testing

>300M

Bacterial Identification (ID) & Antimicrobial Susceptibility Testing (AST) tests per year[1]

$62B

cost to the U.S. healthcare system in 2019[1]

270,000 deaths

in the U.S. annually[2]

Large global installed base of legacy systems[2]

~2 Days

Legacy system time to ID/AST results[3]

(1) Management estimate based on an accumulation of publicly available data sources
(2) Management estimate based on conglomeration of publicly available sources
(3) P. Sallenriek, et. al. Comparison of MicroScan Walk-Away®, Phoenix™ and VITEK-TWO® Microbiology Systems Used in the Identification and Susceptibility Testing of Bacteria. ASM (2005)

6

ACCELERATE DIAGNOSTICS®

Digital microbiology Fastest possible AST results Automated workflows Direct from sample capable Accelerate’s technology enables rapid & digitized microbiology Yesterday's microbiology Manual workflows Trained staff intensive Slow time to result 7

Accelerate first to bring rapid digital testing to slow analog microbiology market



CONVENTIONAL METHODS WORKFLOW (E.G. VITEK, PHOENIX, MICROSCAN)
TIME TO RESULT
TIME TO OPTIMAL THERAPY
POSITIVE BLOOD CULTURE
ISOLATE CULTURE/IDENTIFY PATHOGEN
ANTIBIOTIC SUSCEPTIBILITY TESTING (AST)
OPTIMIZE THERAPY
HOURS
0
8
16
24
32
40
48
56
64
72
ACCELERATE PHENO & WAVE WORKFLOW
POSITIVE BLOOD CULTURE
ID
AST
OPTIMIZE THERAPY
~7 HR TIME TO RESULT
TIME TO OPTIMAL THERAPY
UP TO 4.5 X FASTER
26-53 HRS EARLIER
2 days less ABX usage
2 days length of stay reduction
8% mortality reduction
$1,000–3,100 per patient cost savings

8

Large and evolving market creates risk to leaders & substantial opportunity to disrupters US Ex-US Total Positive Blood – Rapid AST 2.3 5.8 8.1 Positive Blood/Myco – Rapid ID 3.0 7.6 10.6 Isolates – Rapid AST 38.5 86.8 125.3 Isolates – Rapid ID 59.7 134.4 194.1 Total: 103.5 234.5 338.0 (1) Approximate figures shown based on management estimates and at various average unit prices (2) Based on management best estimates (3) Includes China (4) Isolates: microorganisms that have been separated or isolated from a clinical sample or an environmental source for the purpose of laboratory analysis, identification and susceptibility testing ID/AST restated market value1 $>2B ID/AST tests per annum2,3,4 +6-8% >300M tests Per annum growth Isolates Rapid ID Isolates Rapid AST Positive Blood Culture Rapid AST PBC/Myco Rapid ID 9

Accelerate Pheno® System Integrated ID/AST Test + AST Test 10

Two available kits to meet varied customer workflows

Pheno system is razor-blade business model with two assays on a single instrument


Hospital A
Blood Culture Systems
Bactec™
Virtuo®
Positive Blood Culture
Gram Stain
Rapid Identification & Susceptibility
Accelerate PhenoTest® BC kit
AST Configuration
Rapid Identification & Susceptibility Result Reportable to LIS
Hospital B
Blood Culture Systems
Bactec™
Virtuo®
Positive Blood Culture
Gram Stain
Molecular Identification
Biomerieux BioFire®
Roche ePLEX®
Diasorin Verigene®
Rapid Susceptibility
Accelerate PhenoTest® BC kit
AST Configuration
Rapid Identification & Susceptibility Result Reportable to LIS

Durable assay revenue annuity stream once Pheno system is clinically implemented within healthcare system

ACCELERATE DIAGNOSTICS®

11

The financial benefit of running Pheno is proven Length of Stay –3.0 days1 –2.6 days2 –2.0 days3 –1.8 days4 Time to Optimal Therapy –26.4 hours4 –22.1 hours2 –17.7 hours5 –17.3 hours1 Days on Therapy (DOT) –4.7 days2 –1.5 days7 –1.0 days4 Clinical Outcomes Data Reporting by Customers $3,100/patient 6 Cost Savings (1) Truong et al. Evaluation of a Rapid Blood Culture Assay for Phenotypic Antimicrobial Susceptibility Testing of Gram-negative Bacteria on Antimicrobial Use in Children. Poster presented at World Microbe Forum 2021 (2) Walsh et al. Impact of an Antimicrobial Stewardship Program-bundled initiative utilizing Accelerate Pheno™ system in the management of patients with aerobic Gram-negative bacilli bacteremia. Infection (2021) https://doi.org/10.1007/s15010-021-01581-1 (3) Sheth et al. Pharmacist-driven Implementation of Fast Identification and Antimicrobial Susceptibility Testing 2 Improves Outcomes for Patients with Gram-negative Bacteremia and Candidemia. AAC Accepted Manuscript Posted Online 29 June 2020 Antimicrob. Agents Chemother. doi:10.1128/AAC.00578-20 (4) Dare et al. Clinical Impact of Accelerate PhenoTM Rapid Blood Culture Detection System in Bacteremic Patients. Clinical Infectious Diseases: an Official Publication of the Infectious Diseases Society of America. 2020 May. DOI: 10.1093/cid/ciaa649 (5) MacVane et al. Improving outcomes and antibiotic stewardship (IOAS) for patients with Gram-positive bloodstream infections through use of rapid testing: a quasi-experimental multicentre study of the Accelerate PhenoTest™BC Kit. J Antimicrob Chemother. 2021 May 22. doi: 10.1093/jac/dkab165. Epub ahead of print. PMID: 34021752 (6) Werner Forssmann Hospital. Data presented at DIVI Congress (December 2019) (7) Ehren et al. Clinical Impact of Rapid Species Identification From Positive Blood Cultures With Same-day Phenotypic Antimicrobial Susceptibility Testing on the Management and Outcome of Bloodstream Infections. Clin Infect Dis. 2020 Mar 17;70(7):1285-1293. doi: 10.1093/cid/ciz406. PMID: 31094414 Clinical data >75 publications & proof sources Commercial Experience >100 customers Notable KOLs 12

Accelerate Arc™ Rapid MALDI Prep 13

Automated sample prep system creates an opportunity in the MALDI identification market

Arc leverages most prevalent identification instrument in microbiology, MALDI


Blood Culture Systems
Bactec™
Virtuo®
Positive Blood Culture
Gram Stain
Rapid Sample Prep
Accelerate Arc™
MALDI Identification
Rapid Susceptibility
Accelerate Pheno AST Test
Rapid Identification & Susceptibility Result Reportable to LIS

~1 hr
Enables rapid MALDI

2 Steps
Most automated solution available

$
Costs 1/4 the price of a rapid MDx test

ACCELERATE DIAGNOSTICS®

14

Wave™ Total Lab AST Solution 15

Wave: Advancing rapid susceptibility testing for positive blood culture and isolates with a decade of innovation Access to 10X more testing volume with isolated colony assays 90% less costly than Pheno Positive Blood Culture (PBC) consumable, highly profitable PBC and Isolate Assays Scalable system to fit small, medium and reference labs 16

Wave unleashes the power of proprietary holographic imaging Wave Delivers • Faster single-cell analysis • Improved noise reduction, eliminate complexity without compromising signal • Enhanced accuracy for complex cases • Rich data stream which enables continued learning, and applications beyond microbiology The next dimension in antimicrobial susceptibility testing AXDX Bio Lab Tucson 17

The Opportunity: Wave expands available market by 15x Pheno ID/AST Segment Pheno AST Segment Wave Arc Isolates Rapid ID Isolates Rapid AST Positive Blood Culture Rapid AST PBC/Myco Rapid ID Expansion of Addressable Market with Wave: • Next generation Antimicrobial Susceptibility Testing (AST) platform, Wave, expands lab testing volumes and lab wallet-share by offering both PBC and Isolated Colony testing volumes • Expand market from 8M annual tests in Positive Blood Culture to 133M with Isolates and Positive Blood Culture Improved Platform Economics with Wave: • Larger per customer annuities • Significantly lower consumable costing resets platform economics compared to Pheno • Significant margin expansion • Highly modular and available system addresses all market segments 18

Projections 19

20 Long-Term Financial Model 1,2,3,4 Long-Term Financial Forecast ($ millions) (1) These are goals reflective of the midpoint of management assessment of the company's opportunity - this does not reflect formal financial guidance and should not be relied on as such. See “Cautionary Note Regarding Projections” elsewhere in this presentation for additional information (2) Non-GAAP operating expenses shown excludes non-cash stock-based compensation expense (3) EBITDA, EBITDA margin and Unlevered Free Cash Flow are forward-looking non-GAAP measures. See “Use of Non-GAAP Financial Measures” elsewhere in this presentation for additional information (4) Does not include $15M of deferred contractual payments from Becton Dickinson, $24M in new capital related to debt restructuring, any tax payments, future equity and/or debt investments (5) Management estimate of US Positive Blood Culture Market of 2.3M susceptibility tests/year, growing at 5% per annum (6) Management estimate of US Isolated Colony market of 38.5M susceptibility tests/year, growing at 5% per annum § Company remains on-track to submit Wave instrument and Positive Blood Culture (PBC) Gram Negative assay 510(k)s submission in 2Q 2024 § $15 million from Becton Dickinson pursuant to global exclusive sales and marketing agreement not included § $24 million in new capital from recent debt restructuring not included (5) (6) 20